UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 20, 2006

Pharsight Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 E. Evelyn Avenue, 3rd Floor

Mountain View, California 94041-1530

(Address of principal executive offices, including zip code)

(650) 314-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 20, 2006, Pharsight Corporation (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”), the independent registered public accounting firm previously engaged to audit the Company’s consolidated financial statements, effective November 20, 2006. The Audit Committee of the Board of Directors participated in and approved the decision to dismiss Ernst & Young.

The reports of Ernst & Young on the Company’s consolidated financial statements for the fiscal years ended March 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended March 31, 2005 and 2006, and through November 20, 2006, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its report.

The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated November 27, 2006 is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On November 21, 2006, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s registered independent public accounting firm, effective November 25, 2006. The Audit Committee participated in and approved the decision to engage Grant Thornton.

During the Company’s two most recent fiscal years ended March 31, 2005 and 2006 and through November 21, 2006, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that Grant Thornton review this Form 8-K and provided Grant Thornton with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. Grant Thornton has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of November 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARSIGHT CORPORATION

By:	/s/ William Frederick
William Frederick Senior Vice President and Chief Financial Officer

Date: November 27, 2006

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of November 27, 2006.

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